UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                   FORM N-CSR

                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   INVESTMENT COMPANY ACT FILE NUMBER 811-8747

                    CHARTWELL DIVIDEND AND INCOME FUND, INC.
               (Exact name of registrant as specified in charter)

                                    --------


                         1235 Westlakes Drive, Suite 400
                                Berwyn, PA 19312
               (Address of principal executive offices) (Zip code)

                         PNC Bank, National Association
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                           Attn: Closed-End Department
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-610-296-1400

                   DATE OF FISCAL YEAR END: NOVEMBER 30, 2008

                     DATE OF REPORTING PERIOD: MAY 31, 2008

ITEM 1.    REPORTS TO STOCKHOLDERS.


                                    (GRAPHIC)

                                    CHARTWELL DIVIDEND AND INCOME FUND, INC.

                                    SEMI-ANNUAL REPORT TO SHAREHOLDERS
                                    DATED MAY 31, 2008

                                    (CHARTWELL INVESTMENT PARTNERS LOGO)

                                    WWW.CHARTWELLIP.COM

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2008

INVESTMENT OBJECTIVES & STRATEGY (UNAUDITED)

The Chartwell Dividend and Income Fund's (the "Fund") primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund will seek to achieve its objectives by investing, under normal circumstances, at least 50% of its total assets in income generating equity securities, including dividend paying common stocks, convertible securities, preferred stocks and other equity-related securities. In addition, the Fund may invest the balance of its total assets in non-convertible debt securities, consisting primarily of corporate bonds. The Fund attempts to minimize individual security risk by diversifying across many industries and asset classes. The Fund is a closed-end management investment company which trades on the New York Stock Exchange under the symbol CWF.

COMMON STOCK

The Fund invests in the common stocks of utility companies, Real Estate Investment Trusts (REITs) and other industrial and financial companies as well as other equity securities. Both utilities and REITs tend to offer a premium dividend yield with steady growth that can lead to capital appreciation. Industrial and financial stocks are primarily purchased for capital appreciation based on the fundamental value of the underlying company.

HIGH-YIELD CORPORATE BONDS

High-yield bonds are non-investment grade corporate debt obligations rated "Ba1" or lower by Moody's Investors Service, Inc. or "BB+" or lower by Standard and Poor's Ratings Group; they typically have a higher risk level than investment-grade bonds. These securities have historically compensated investors with higher levels of income for that risk. Prices usually are less sensitive to interest rate fluctuations than higher rated bonds because of the high income levels. However, the prices of these bonds are more sensitive to changes in the economy.

CONVERTIBLE SECURITIES

The Fund can invest in both convertible preferred stock and convertible bonds. Both pay fixed rates of income, but because they can be converted into common stock, they are indirectly tied to the common stock's performance. As a result, convertible securities generally offer higher income than common stocks and an opportunity for price appreciation when the value of the underlying security rises. The Fund buys convertibles when the underlying common stock offers strong growth potential as well.


                                        2
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2008

(UNAUDITED)

COVERED CALL OPTIONS

The Fund is permitted to write (i.e., sell) covered call options on equity securities (including Exchange Traded Funds) or on stock indexes. The Fund may cover call options by: (i) owning the same security or, in the case of options on a stock index, a portfolio of stock substantially replicating the movement of the index underlying the call option until the option is exercised or expires;
(ii) segregating cash or other liquid assets with the Fund's Custodian in an amount equal to the current market value of the call option; or (iii) other methods consistent with applicable laws, rules and regulations.

The writing of call options involves some investment analysis and risks that are different from those associated with securities transactions in common stocks. Options can seek to enhance return through price appreciation of the option, increase income, hedge to reduce overall portfolio risk, and/or hedge to reduce individual security risk. Writing options to seek to increase income in the Fund involves the risk of net loss (after receiving the option premium) if the investment adviser is incorrect in its expectation of the direction or magnitude of the change in securities prices. The successful use of options for hedging purposes also depends in part on the degree of correlation between the option and a security or index of securities. If the investment adviser is incorrect in its expectation of changes in securities prices or its estimation of the correlation between the option and a security index, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The use of options may increase the Fund's portfolio turnover rate and, therefore, associated brokerage commissions.


                                        3
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2008

DEAR SHAREHOLDERS (UNAUDITED),

Stock and bond market performance for the six months ended May 31, 2008 was disappointing. The S&P 500 Index returned -4.47% and the Merrill Lynch High Yield Cash Pay Index returned 1.77%, while for the same period, the Chartwell Dividend and Income Fund's (CWF) total market return, including reinvested dividends, was 3.57% and the Net Asset Value (NAV) return was -6.47%, also including the reinvestment of dividends. These results are discussed in greater detail later in this report.

While we were disappointed with the performance of the Fund during this period, the options writing strategy on the common stock portfolio has been a positive contributor to the Fund. Our ability to sell options on shares that were held by the Fund enabled us to take advantage of options premiums that are historically high due to the volatility in the market. In addition, through various transactions made during the period, we believe we strengthened the overall portfolio given the level of uncertainty in the markets and the economy. Some of these changes are discussed in the Equity and Fixed Income sections which appear later in this report.

The first six months of the Fund's fiscal year saw continued turmoil in both the economy and the markets. Housing activity and house prices continued to fall, banks and brokerages took billions more in charges on various investments and loans, lenders continued to tighten lending standards, the price of oil and many commodities rose sharply from already high levels and the unemployment rate increased. Towards the end of the six month period, several members of the Fed commented about the risk of higher inflation. This in turn pushed up long term interest rates. All of this occurred in the first six months of this fiscal year, as well as the "failure" of an 80 year old major brokerage house. Supporting the market and the economy were the lowering of the federal funds target rate from 4.5% to 2.0%, the extra liquidity the Fed provided to various institutions, profit growth in several non-financial sectors, rising export growth due to the falling dollar and stock valuations that, when viewed against the benchmark Treasuries appeared to be reasonable. We expect continued volatility in stock and bond prices as market participants continuously evaluate the myriad issues facing the US economy -- bidding the markets higher as they perceive an end to the crises and bidding the markets lower as they perceive increasing risks of recession or inflation.


                                        4
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2008

(UNAUDITED)

We will continue to closely watch the economy and the markets and will endeavor to adjust in the Fund's portfolio as circumstances warrant.

Please read the equity and fixed income commentary for more information and analysis.

THE ABOVE COMMENTARY REPRESENTS MANAGEMENT'S ASSESSMENT OF THE FUND AND MARKET ENVIRONMENT AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.

Sincerely,


/s/ Winthrop S. Jessup
Winthrop S. Jessup
CHAIRMAN
CHARTWELL DIVIDEND AND INCOME FUND


/s/ Bernard P. Schaffer                 /s/ Andrew S. Toburen
Bernard P. Schaffer                     Andrew S. Toburen
PORTFOLIO MANAGER                       PORTFOLIO MANAGER

                            PORTFOLIO MANAGEMENT TEAM

Bernard P. Schaffer                     Andrew S. Toburen
PORTFOLIO MANAGER                       PORTFOLIO MANAGER
EQUITY                                  FIXED INCOME

Paul Matlack                            Christine F. Williams
PORTFOLIO MANAGER                       PORTFOLIO MANAGER
FIXED INCOME                            FIXED INCOME


                                        5
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2008

(UNAUDITED)

HOW DID THE FUND PERFORM DURING THE SIX MONTH PERIOD ENDED MAY 31, 2008?

For the six month period ended May 31, 2008, the Fund's market return was 3.57% including dividends reinvested. The Fund's net asset value (NAV) return including dividends reinvested was -6.47%. The market, as measured by the S&P 500 Index, declined 4.47% (including dividends) for the period after recovering from its lows in mid-March when it was down 14.1% on a price only basis.

The Merrill Lynch High Yield Cash Pay Index returned 1.77% for the six month period ended May 31, 2008. High yield returns outpaced both the 10-year Treasury and investment grade corporate bonds, which returned 0.96% and -0.49%, respectively. As mortgage related losses mounted, many broker-dealers and commercial banks raised equity capital and crimped incremental lending capacity to de-leverage their balance sheets. Economic growth slowed, and the elevated levels of volatility experienced in late 2007 persisted in the first part of 2008. The yield on the 10-year Treasury increased 0.08% to 4.05% during the first half of the fiscal year, while the yield on the overall high yield market increased 0.67% to finish at 10.12%. After peaking at 7.81% on March 17th, the high yield market's spread to Treasury (or risk premium) ended the period at 6.07%.

                      HIGH YIELD SPREAD VS. DEFAULT RATES
                       (Source: Merill Lynch, Bloomberg)

                               (PERFORMANCE GRAPH)

           Basis Points
         ----------------
         Spread   Default
         ------   -------
May-98     293       269
Jun-98     350       296
Jul-98     351       280
Aug-98     502       269
Sep-98     573       262
Oct-98     613       266
Nov-98     530       280
Dec-98     555       341
Jan-99     550       349
Feb-99     507       359
Mar-99     510       382
Apr-99     464       420
May-99     467       480
Jun-99     465       485
Jul-99     444       532
Aug-99     465       552
Sep-99     489       584
Oct-99     499       597
Nov-99     470       585
Dec-99     453       556
Jan-00     461       553
Feb-00     496       553
Mar-00     584       567
Apr-00     596       567
May-00     618       540
Jun-00     615       555
Jul-00     617       496
Aug-00     641       521
Sep-00     664       531
Oct-00     757       496
Nov-00     874       544
Dec-00     881       615
Jan-01     739       669
Feb-01     729       709
Mar-01     760       784
Apr-01     739       803
May-01     703       809
Jun-01     739       829
Jul-01     745       890
Aug-01     731       937
Sep-01     914       971
Oct-01     865      1019
Nov-01     752      1022
Dec-01     734      1060
Jan-02     697      1089
Feb-02     722      1073
Mar-02     621      1060
Apr-02     601      1057
May-02     643      1070
Jun-02     781      1054
Jul-02     874      1033
Aug-02     882      1002
Sep-02     966       978
Oct-02     974       929
Nov-02     800       894
Dec-02     802       843
Jan-03     747       768
Feb-03     757       771
Mar-03     696       698
Apr-03     576       679
May-03     614       663
Jun-03     554       614
Jul-03     488       587
Aug-03     477       619
Sep-03     483       603
Oct-03     415       607
Nov-03     401       550
Dec-03     368       531
Jan-04     360       517
Feb-04     381       442
Mar-04     392       427
Apr-04     351       403
May-04     383       365
Jun-04     371       349
Jul-04     369       293
Aug-04     381       234
Sep-04     372       234
Oct-04     355       242
Nov-04     310       247
Dec-04     314       241
Jan-05     341       219
Feb-05     305       249
Mar-05     360       229
Apr-05     423       220
May-05     423       218
Jun-05     404       192
Jul-05     354       191
Aug-05     390       203
Sep-05     378       197
Oct-05     381       195
Nov-05     394       178
Dec-05     399       167
Jan-06     368       171
Feb-06     369       159
Mar-06     339       158
Apr-06     318       151
May-06     330       173
Jun-06     351       179
Jul-06     359       172
Aug-06     369       166
Sep-06     365       171
Oct-06     353       181
Nov-06     347       190
Dec-06     318       174
Jan-07     300       177
Feb-07     311       176
Mar-07     312       159
Apr-07     303       162
May-07     276       151
Jun-07     312       145
Jul-07     422       154
Aug-07     451       144
Sep-07     410       129
Oct-07     429       107
Nov-07     548        92
Dec-07     561        96
Jan-08     640       115
Feb-08     697       128
Mar-08     745       146
Apr-08     635       174
May-08     607       196

              NET % OF CREDITORS TIGHTENING STANDARDS FOR C&I LOANS
                            (source: Federal Reserve)

                               (PERFORMANCE GRAPH)

Apr-90   Apr-92   Apr-94  Apr-96  Apr-98  Apr-00  Apr-02   Apr-04   Apr-06  Apr-08
------  -------  -------  ------  ------  ------  ------  -------  -------  ------
56.90%    5.25%  -12.95%  -3.45%     -7%   5.40%  40.40%    8.90%  -23.60%      0%
39.45%    0.90%  -12.20%   6.95%   1.80%   9.10%  50.90%    3.50%  -24.10%      0%
48.90%   -1.70%   -6.95%  -0.90%  -7.10%  10.90%  45.40%       0%  -16.70%  -3.70%
   36%    4.35%  -17.40%  -3.70%      0%  24.60%     25%  -17.90%   -8.80%   7.50%
15.50%    2.65%   -6.85%  -7.80%  36.40%  33.90%  23.20%  -23.20%  -10.70%  19.20%
12.25%   -7.85%   -5.90%  -5.45%   7.40%  43.80%     20%     -20%  -12.30%  32.20%
    9%  -19.45%   -6.05%  -6.95%     10%  59.70%     22%  -21.10%   -8.90%  55.40%
        -17.75%           -5.70%          50.90%


                                        6
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2008

(UNAUDITED)

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

The equity portion of the Fund returned a -8.80% due to several factors. As can be seen below, only three sectors of the S&P 500 had positive returns during the period - two of them were in the commodity groups - Energy and Basic Materials. The Fund held a large position in the Energy sector during the period which was beneficial, however, the stocks held in the portfolio did not perform as well as the sector, which had strong performance from the lower-yielding equities in the group. Relative performance was helped by our underweight in the Healthcare sector, which underperformed the S&P 500. In addition, our stock selection in the Financials sector was strong as the holdings in the portfolio performed significantly better than those in the Index. Negative relative contributions came mostly from the overweight in the Financials sector, as well as stock selection in the Industrials and Consumer Discretionary sectors.

                                  TOTAL RETURN
                          Six Months Ended May 31, 2008

                               (PERFORMANCE GRAPH)

                                 Morgan     Merrill Lynch
  CWF         CWF     S&P 500    Stanley     High Yield
Equities  High Yield   Index   REIT Index  Cash Pay Index
--------  ----------  -------  ----------  --------------
 (8.80%)     1.81%    (4.47%)      2.78%        1.77%

                         S&P 500 TOTAL RETURN BY SECTOR
                         (Six Months Ended May 31, 2008)

                               (PERFORMANCE GRAPH)

Energy                               14.31%
Utilities                            -1.74%
Telcommunication Services            -3.60%
REITS                                 2.65%
Industrials                          -2.19%
Basic Materials                       8.41%
Consumer Discretionary               -6.21%
Financials                          -19.85%
Consumer Staples                     -1.92%
Technology                           -2.77%
Health Care                         -11.14%


                                        7
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2008

(UNAUDITED)

The fixed income portion of the Fund returned 1.81% for the period, in line with the broad high yield market. The Fund's best performing bond positions were in LEVI STRAUSS, a marketer of branded apparel, and IASIS HEALTHCARE CORPORATION, an owner of acute-care hospitals. Other positive contributors to performance included COMPLETE PRODUCTION SERVICES, an oil services company, and GEO GROUP, an operator of correctional facilities. Financials were the worst performing industry group in the high yield market, while industries favored for their relative stability, such as Cable TV and Utilities, outperformed.

                       HIGH YIELD PERFORMANCE BY INDUSTRY
                Six Months Ended May 31, 2008 (Source: Bloomberg)

                               (PERFORMANCE GRAPH)

Financials          -5.70%
Gaming              -4.40%
Paper               -3.10%
Building Materials  -1.00%
CCC INDEX            0.40%
Auto                 0.60%
Chemicals            0.60%
BB INDEX             1.50%
HY INDEX             1.80%
B INDEX              2.70%
Telecom              2.90%
Consumer             2.90%
Technology           3.30%
Energy               3.30%
Homebuilding         3.80%
Cable TV             4.00%
Utilities            5.70%
Healthcare           6.30%
Steel                6.40%

DID ANY COMMON STOCKS OR FIXED INCOME HOLDINGS WITHIN THE FUND UNDER-PERFORM RELATIVE TO YOUR EXPECTATIONS?

A number of our holdings appear to have been affected by the liquidity squeeze spawned by the Bear Stearns collapse and the sub-prime mortgage debacle. MCG CAPITAL CORPORATION, ISTAR FINANCIAL, and AIRCASTLE LIMITED were all holdings which suffered from perceived funding issues during the period. BANK OF AMERICA CORPORATION, the largest holding in the portfolio, was down sharply in the period due to the general market disdain of financial stocks and some concerns on the sustainability of its dividend. We continue to believe that this well run company is undervalued and that the stock will recover.

The Fund's worst performing bond position during the first half of the fiscal year was IDEARC, a publisher of telephone directories. Other underperforming bond positions included BOYD GAMING CORPORATION, a casino operator, and TRONOX WORLDWIDE, a chemical manufacturer.


                                        8
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2008

(UNAUDITED)

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

The equity portion of the portfolio made some sizeable changes during the period. We reduced the significant overweight in the Financials sector while increasing the relative exposure of the portfolio to both Energy and Telecommunications. This was done through the selling of positions in the Financials sector that we perceived had increasing risks associated with write-offs and funding (e.g. Wachovia). In addition, we added positions in high quality franchises (e.g. Bristol-Meyers Squibb Co., AT&T, and Waste Management) in sectors which we believe are more defensive in nature. We believe these changes strengthen the portfolio's position as the market continues to move through uncertain times.

Turnover was low in the fixed income portion of the Fund. Recent bond purchases included BIO-RAD LABORATORIES, a manufacturer of healthcare diagnostic equipment, PLAINS EXPLORATION & PRODUCTION, an oil and gas company, and TRIMAS CORPORATION, a conglomerate manufacturer of industrial and consumer products. Recent bond sales included BRISTOW GROUP, a helicopter transportation services company to the oil and gas industry, and RENT-A-CENTER, an operator of rent-to-own stores.


                                        9
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2008

(UNAUDITED)

HOW DID THE FUND TRADE RELATIVE TO ITS NET ASSET VALUE (NAV) DURING THE FISCAL YEAR?

As of May 31, 2008, the Fund was trading at a closing price of $7.13, which is a slight 1.0% discount to its NAV of $7.18. At November 30, 2007, the Fund was trading at a closing price of $7.35, a discount of 9.8% to its NAV of $8.16. Throughout the six month period ended May 31, 2008, the Fund traded between a 1.0% to 11.4% discount to its NAV.

                     HISTORY OF FUND PRICE, NAV AND PREMIUM
                          Six Months Ended May 31, 2008
                               (Source: Bloomberg)

                               (PERFORMANCE GRAPH)

   Date     Price   NAV
----------  -----  -----
11/30/07  $7.35  $8.15
 12/3/07   7.45   8.13
 12/4/07   7.40   8.05
 12/5/07   7.49   8.12
 12/6/07   7.61   8.21
 12/7/07   7.58   8.21
12/10/07   7.61   8.29
12/11/07   7.47   8.15
12/12/07   7.43   8.15
12/13/07   7.46   8.11
12/14/07   7.41   8.02
12/17/07   7.31   7.99
12/18/07   7.23   8.00
12/19/07   7.18   8.02
12/20/07   7.09   7.99
12/21/07   7.16   8.08
12/24/07   7.23   8.16
12/25/07   7.23   8.16
12/26/07   7.34   8.14
12/27/07   7.25   8.05
12/28/07   7.25   8.04
12/31/07   7.28   7.98
  1/1/08   7.28   7.98
  1/2/08   7.27   7.92
  1/3/08   7.29   7.92
  1/4/08   7.19   7.77
  1/7/08   7.18   7.82
  1/8/08   7.22   7.69
  1/9/08   7.22   7.71
 1/10/08   7.30   7.77
 1/11/08   7.25   7.68
 1/14/08   7.28   7.70
 1/15/08   7.16   7.50
 1/16/08   7.10   7.50
 1/17/08   6.94   7.36
 1/18/08   6.83   7.24
 1/21/08   6.67   7.24
 1/22/08   6.67   7.22
 1/23/08   6.80   7.40
 1/24/08   7.10   7.43
 1/25/08   7.01   7.44
 1/28/08   7.11   7.56
 1/29/08   7.20   7.66
 1/30/08   7.22   7.62
 1/31/08   7.28   7.74
  2/1/08   7.38   7.80
  2/4/08   7.38   7.70
  2/5/08   7.28   7.56
  2/6/08   7.29   7.50
  2/7/08   7.32   7.56
  2/8/08   7.41   7.50
 2/11/08   7.36   7.50
 2/12/08   7.41   7.51
 2/13/08   7.35   7.56
 2/14/08   7.17   7.48
 2/15/08   7.10   7.48
 2/18/08   7.10   7.48
 2/19/08   7.05   7.42
 2/20/08   7.08   7.43
 2/21/08   6.97   7.37
 2/22/08   7.11   7.39
 2/25/08   7.20   7.46
 2/26/08   7.28   7.51
 2/27/08   7.17   7.51
 2/28/08   7.29   7.43
 2/29/08   7.12   7.29
  3/3/08   7.00   7.20
  3/4/08   6.91   7.15
  3/5/08   6.86   7.15
  3/6/08   6.75   6.98
  3/7/08   6.70   6.97
 3/10/08   6.61   6.87
 3/11/08   6.61   7.07
 3/12/08   6.63   6.98
 3/13/08   6.54   6.96
 3/14/08   6.53   6.85
 3/17/08   6.30   6.78
 3/18/08   6.22   6.95
 3/19/08   6.21   6.87
 3/20/08   6.46   6.97
 3/21/08   6.46   6.97
 3/24/08   6.56   7.08
 3/25/08   6.70   7.12
 3/26/08   6.76   7.07
 3/27/08   6.76   7.03
 3/28/08   6.62   6.97
 3/31/08   6.58   6.97
  4/1/08   6.68   7.07
  4/2/08   6.66   7.10
  4/3/08   6.65   7.12
  4/4/08   6.61   7.11
  4/7/08   6.65   7.13
  4/8/08   6.65   7.12
  4/9/08   6.63   7.04
 4/10/08   6.61   7.05
 4/11/08   6.65   6.97
 4/14/08   6.64   6.95
 4/15/08   6.40   6.89
 4/16/08   6.49   7.02
 4/17/08   6.50   7.05
 4/18/08   6.61   7.13
 4/21/08   6.66   7.11
 4/22/08   6.57   7.07
 4/23/08   6.64   7.08
 4/24/08   6.69   7.14
 4/25/08   6.79   7.19
 4/28/08   6.79   7.22
 4/29/08   6.82   7.22
 4/30/08   6.93   7.21
  5/1/08   7.05   7.29
  5/2/08   7.09   7.35
  5/5/08   7.10   7.34
  5/6/08   7.11   7.37
  5/7/08   7.13   7.30
  5/8/08   7.08   7.29
  5/9/08   7.05   7.28
 5/12/08   7.03   7.36
 5/13/08   7.08   7.34
 5/14/08   7.10   7.36
 5/15/08   7.10   7.41
 5/16/08   7.15   7.40
 5/19/08   7.18   7.42
 5/20/08   7.12   7.31
 5/21/08   7.05   7.25
 5/22/08   7.01   7.25
 5/23/08   7.02   7.16
 5/26/08   7.02   7.16
 5/27/08   7.00   7.18
 5/28/08   7.04   7.18
 5/29/08   7.06   7.23
 5/30/08   7.13   7.20

                              (PERFORMANCE GRAPH)

   Date     Premium/Discount
----------  ----------------
11/30/07       -9.82%
 12/3/07       -8.36%
 12/4/07       -8.07%
 12/5/07       -7.76%
 12/6/07       -7.31%
 12/7/07       -7.67%
12/10/07       -8.20%
12/11/07       -8.34%
12/12/07       -8.47%
12/13/07       -7.89%
12/14/07       -7.61%
12/17/07       -8.51%
12/18/07       -9.63%
12/19/07      -10.47%
12/20/07      -11.51%
12/21/07      -11.39%
12/24/07      -11.77%
12/25/07      -11.77%
12/26/07       -9.83%
12/27/07       -9.94%
12/28/07       -9.83%
12/31/07       -8.77%
  1/1/08       -8.77%
  1/2/08       -8.21%
  1/3/08       -7.95%
  1/4/08       -7.46%
  1/7/08       -8.18%
  1/8/08       -6.11%
  1/9/08       -6.36%
 1/10/08       -6.05%
 1/11/08       -5.60%
 1/14/08       -5.58%
 1/15/08       -4.53%
 1/16/08       -5.33%
 1/17/08       -5.71%
 1/18/08       -5.80%
 1/21/08       -5.80%
 1/22/08       -7.62%
 1/23/08       -7.84%
 1/24/08       -4.44%
 1/25/08       -5.91%
 1/28/08       -5.95%
 1/29/08       -6.01%
 1/30/08       -5.25%
 1/31/08       -5.94%
  2/1/08       -5.38%
  2/4/08       -4.16%
  2/5/08       -3.70%
  2/6/08       -2.80%
  2/7/08       -3.17%
  2/8/08       -1.20%
 2/11/08       -1.73%
 2/12/08       -1.33%
 2/13/08       -2.78%
 2/14/08       -4.01%
 2/15/08       -5.21%
 2/18/08       -5.21%
 2/19/08       -4.85%
 2/20/08       -4.71%
 2/21/08       -5.43%
 2/22/08       -3.83%
 2/25/08       -3.49%
 2/26/08       -3.20%
 2/27/08       -4.53%
 2/28/08       -1.88%
 2/29/08       -2.33%
  3/3/08       -2.78%
  3/4/08       -3.36%
  3/5/08       -4.06%
  3/6/08       -3.30%
  3/7/08       -3.87%
 3/10/08       -3.64%
 3/11/08       -6.51%
 3/12/08       -5.01%
 3/13/08       -6.03%
 3/14/08       -4.23%
 3/17/08       -7.08%
 3/18/08      -10.50%
 3/19/08       -9.61%
 3/20/08       -7.32%
 3/21/08       -7.32%
 3/24/08       -7.34%
 3/25/08       -5.90%
 3/26/08       -4.38%
 3/27/08       -3.84%
 3/28/08       -5.02%
 3/31/08       -5.60%
  4/1/08       -5.52%
  4/2/08       -6.20%
  4/3/08       -6.88%
  4/4/08       -6.89%
  4/7/08       -6.59%
  4/8/08       -6.60%
  4/9/08       -5.82%
 4/10/08       -6.24%
 4/11/08       -4.59%
 4/14/08       -4.46%
 4/15/08       -7.11%
 4/16/08       -7.55%
 4/17/08       -7.80%
 4/18/08       -7.29%
 4/21/08       -6.33%
 4/22/08       -7.07%
 4/23/08       -6.21%
 4/24/08       -6.30%
 4/25/08       -5.56%
 4/28/08       -5.96%
 4/29/08       -5.54%
 4/30/08       -3.88%
  5/1/08       -3.29%
  5/2/08       -3.54%
  5/5/08       -3.27%
  5/6/08       -3.53%
  5/7/08       -2.33%
  5/8/08       -2.88%
  5/9/08       -3.16%
 5/12/08       -4.48%
 5/13/08       -3.54%
 5/14/08       -3.53%
 5/15/08       -4.18%
 5/16/08       -3.38%
 5/19/08       -3.23%
 5/20/08       -2.60%
 5/21/08       -2.76%
 5/22/08       -3.31%
 5/23/08       -1.82%
 5/26/08       -1.82%
 5/27/08       -2.51%
 5/28/08       -1.95%
 5/29/08       -2.35%
 5/30/08       -1.11%


                                       10
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2008

(UNAUDITED)

HOW IS THE FUND POSITIONED AT THE CLOSE OF THE PERIOD?

                        CWF (AS A % OF) TOTAL INVESTMENTS
                               As of May 31, 2008

                                   (PIE CHART)

Equities                  58.4%
Fixed Income              32.9%
Cash                       2.8%
Preferred Term Securities  5.9%

As of May 31, 2008, the percentage of the Fund's total investments held in equities and fixed income was 64% and 33%, respectively. The Fund continues to be overweight high quality, higher dividend paying securities although with a more conservative weighting than in the past. In the Equity portion of the portfolio, securities related to the Financials sector continue to represent the largest sector allocation, however, we have reduced the Fund's overweight against the benchmark due to the ongoing issues in the Financials sector. Given the continued strength in oil and economic headwinds facing the market, the Fund has large relative weightings when compared to the benchmark in both the Energy and Telecommunications sectors.

               FUND EQUITY ALLOCATION AS A % OF TOTAL INVESTMENTS
                              (as of May 31, 2008)

                                  (PIE GRAPH)

Equities                   58.4%
Preferred Term Securities   5.9%
Fixed Income               32.9%
Cash                        2.8%

Consumer Discretionary      1.1%
Consumer Staples            6.8%
Energy                      8.0%
Financials                 14.9%
Healthcare                  3.0%
Industrials                 5.8%
REITs                       6.0%
Telecom                     8.6%
Utilities                   4.2%

The fixed income portion of the Fund is overweighted B and BB-rated issues and underweighted CCC-rated issues. With banks generally tightening their lending standards and corporate default rates expected to rise, we believe that rigorous


                                       11
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2008

(UNAUDITED)

            FUND FIXED INCOME ALLOCATION AS A % OF TOTAL INVESTMENTS
                              (as of May 31, 2008)

                                  (PIE CHART)

Automotive                         1.0%
Basic Industry                     1.6%
Broadcasting                       0.8%
Building Materials                 0.5%
Cable Television                   3.4%
Consumer Products                  1.0%
Chemicals                          2.7%
Electronic Equip. & Instruments    0.5%
Energy                             3.2%
Financial                          1.6%
Gaming                             1.7%
Healthcare                         2.7%
Metals & Mining                    1.7%
Paper & Forest Products            1.7%
Publishing                         0.4%
Real Estate                        0.8%
Retail                             2.6%
Services                           2.5%
Telecommunications                 1.1%
Transportation                     0.5%
Utilities                          0.9%

Equities                          58.4%
Preferred Term Securities          5.9%
Fixed Income                      32.9%
Cash                               2.8%


company analysis and good credit selection will likely be the primary determinants of relative performance for the bonds in the Fund over the balance of the year. The primary goal of the fixed income portion of the Fund is to contribute a stable stream of income towards the monthly distribution from a diversified portfolio of high yield bonds.

WHAT ARE THE TOP 10 EQUITY HOLDINGS BY PERCENTAGE OF TOTAL INVESTMENTS?

               TOP 10 EQUITIES BY PERCENTAGE OF TOTAL INVESTMENTS

                                          % OF TOTAL
TICKER              SECURITY              INVESTMENTS  YIELD%
------  --------------------------------  -----------  ------
BAC     Bank of America Corporation           3.88      7.5
AB      AllianceBernstein Holding L.P.        3.07      5.2
PM      Philip Morris International Inc.      3.00      3.5
T       AT&T Inc.                             2.96      4.0
ETP     Energy Transfer Partners L.P.         2.76      7.2
USB     U.S. Bancorp                          2.08      5.1
XOM     Exxon Mobil Corp.                     2.02      1.8
CSE     CapitalSource Inc.                    1.93     15.6
OKS     ONEOK Partners L.P.                   1.78      6.8
PFE     Pfizer Inc.                           1.77      6.6


                                       12
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2008

(UNAUDITED)

                      DEFINITION OF THE COMPARATIVE INDICES

CONSUMER PRICE INDEX is a measure of the average change in prices over time in a fixed market basket of goods and services.

S&P 500 INDEX is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

MERRILL LYNCH HIGH YIELD CASH PAY INDEX is an unmanaged index of corporate bonds that pay cash coupons, meet a minimum size threshold, and have a Merrill Lynch composite rating lower than BBB3.

MORGAN STANLEY REIT INDEX is an unmanaged total-return index comprised of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

CORRECTION REGARDING ESTIMATED CHARACTER OF DISTRIBUTIONS

Currently, Chartwell Dividend & Income Fund, pays a monthly distribution of $0.0750 per share pursuant to a fixed managed distribution policy. The Fund is required to notify its shareholders when a distribution is in excess of net income determined in accordance with generally accepted accounting principles
(GAAP). Each month the Fund estimates the character of the distribution in a press release and a notice that is mailed to direct shareholders of record.

The amount of the distribution that is in excess of net income for each of the monthly distributions paid during the period of December 2007 through June 2008 is currently ESTIMATED TO BE A RETURN OF CAPITAL, and not from net undistributed profits as previously announced. This revision to the estimated character of distributions applies to all distributions paid from the beginning of the fiscal year through June 2008. In total, the Fund paid distributions of $0.5250 (or $0.0750 per month) from December 2007 through June 2008. During that period, it is estimated that those distributions are in excess of net income determined in accordance with GAAP by an ESTIMATED $0.0742 per share.

If it is determined that the distributions in excess are from a source other than return of capital, a correction shall be made in a later notice or the next shareholder report after the need for correction is identified. Please do not use this information to complete your income tax return. Information regarding the tax treatment of this distribution will be mailed to you in JANUARY 2009.


                                       13
                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2008

UTILIZATION OF LEVERAGE (UNAUDITED)

The Chartwell Dividend and Income Fund, Inc. has utilized leverage through the issuance of commercial paper. As of May 31, 2008, the Fund had approximately $55 million in leverage outstanding (out of $60 million available) in the form of commercial paper rated A1/P1 by Moody's Investors Service, Inc./Standard & Poor's Ratings Group. These ratings should enhance the marketability and reduce the interest costs associated with the issuance of the commercial paper. However, it must be noted that the utilization of leverage involves the risk of lower portfolio returns if the cost of leverage is higher than the resulting yields on assets or if the Fund experiences capital losses in excess of the yield spread, if any. Therefore, the addition of leverage also increases the potential volatility of the Fund. The Fund has the ability to leverage to a maximum of 33% of the Fund's gross assets.

The Fund utilizes leveraging to seek to enhance the yield and NAV of its common stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues commercial paper, which is issued at a discount equivalent to short-term interest rates, and invests the proceeds in long-term securities. The interest earned on these investments is paid to common stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV of the Fund's common stock. However, in order to benefit common stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit common stock shareholders. IF EITHER OF THESE CONDITIONS CHANGE, THEN THE RISKS OF LEVERAGING WILL BEGIN TO OUTWEIGH THE BENEFITS.

To illustrate these concepts, assume a fund's common stock capitalization of $100 million and the issuance of commercial paper for an additional $50 million, creating a total value of $150 million available for investment in long-term securities. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope.

The Fund pays a discount on the $50 million of commercial paper based on the lower short-term interest rates. At the same time, the Fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the discount paid to commercial paper holders is significantly lower than the income earned on the Fund's long-term investments, and therefore the common stock shareholders are the beneficiaries of the incremental yield. However, IF SHORT-TERM INTEREST RATES RISE, narrowing the differential between short-term and long-term interest rates, THE INCREMENTAL YIELD PICK-UP ON THE COMMON STOCK WILL BE REDUCED OR ELIMINATED COMPLETELY. At the same time, the market value on the Fund's common stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, IF LONG-TERM INTEREST RATES RISE, THE COMMON STOCK'S NAV WILL REFLECT THE FULL DECLINE IN THE PRICE OF THE PORTFOLIO'S INVESTMENTS, SINCE THE VALUE OF THE FUND'S COMMERCIAL PAPER DOES NOT FLUCTUATE. In addition to the decline in net asset value, the market value of the Fund's common stock may also decline.


                                       14
                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2008

SCHEDULE OF INVESTMENTS (UNAUDITED)

ASSET CLASS WEIGHTINGS+:

                              (PERFORMANCE GRAPH)

81.7%   Common Stock
 8.5%   Preferred Term Securities
 0.5%   Convertible Preferred Stock
 2.5%   Preferred Stock
47.3%   Corporate Notes/Bonds
 4.1%   Cash Equivalents

+    Percentages are based on total net assets of $121,323,375.

Total Investments including leverage are $175,491,597.

                                                      NUMBER OF        MARKET
                                                       SHARES          VALUE
                                                    ------------   -------------
COMMON STOCK--81.7%
BANKS--10.4%
Bank of America Corporation......................        200,000    $ 6,802,000
JPMorgan Chase & Company.........................         50,000      2,150,000
US Bancorp.......................................        110,000      3,650,900
                                                                    -----------
                                                                     12,602,900
                                                                    -----------
BASIC INDUSTRY--3.1%
Dow Chemical Company.............................         75,000      3,030,000
Packaging Corp of America........................         30,000        781,200
                                                                    -----------
                                                                      3,811,200
                                                                    -----------
COMMERCIAL SERVICES & SUPPLIES--0.9%
Waste Management, Inc............................         30,000      1,137,900
                                                                    -----------
CONSUMER STAPLES--9.8%
B&G Foods, Inc...................................         41,000        721,600
B&G Foods, Inc., Class A.........................        100,000        972,000
Entercom Communications Corporation, Class A.....        100,000        968,000
Gatehouse Media, Inc.............................        100,000        419,000
Philip Morris International, Inc.*...............        100,000      5,266,000
Regal Entertainment Group, Class A...............        110,000      1,932,700
Reynolds American, Inc...........................         30,000      1,647,600
                                                                    -----------
                                                                     11,926,900
                                                                    -----------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       15
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2008

                                                      NUMBER OF        MARKET
                                                       SHARES          VALUE
                                                    ------------   -------------
COMMON STOCK (CONTINUED)
ENERGY--11.6%
Calumet Specialty Products Partners LP (a) ......        5,000     $      79,250
Duncan Energy Partners LP (a) ...................       15,000           301,500
Energy Transfer Partners LP (a) .................      100,000         4,835,000
Enterprise Products Partners LP (a) .............       40,000         1,210,800
Exxon Mobil Corporation .........................       40,000         3,550,400
Linn Energy LLC (a) .............................        7,000           158,690
Occidental Petroleum Corporation ................       20,000         1,838,600
Sunoco Logistics Partners LP (a) ................       40,000         2,090,000
                                                                   -------------
                                                                      14,064,240
                                                                   -------------
FINANCIAL--8.8%
AllianceBernstein Holding LP (a) ................       83,800         5,389,178
American Capital Strategies Limited .............       47,200         1,510,400
Apollo Investment Corporation ...................      100,000         1,805,000
MCG Capital Corporation .........................      100,000           573,000
Och-Ziff Capital Management Group LLC, Class A ..       36,095           745,001
Star Asia Financial Limited+ ....................      150,000           663,000
                                                                   -------------
                                                                      10,685,579
                                                                   -------------
HEALTH CARE PROVIDERS & SERVICES--0.9%
Brookdale Senior Living, Inc ....................       40,000         1,055,200
                                                                   -------------
HEALTHCARE--3.5%
Bristol-Myers Squibb Company ....................       50,000         1,139,500
Pfizer, Inc. ....................................      160,000         3,097,600
                                                                   -------------
                                                                       4,237,100
                                                                   -------------
HOTELS, RESTAURANTS & LEISURE--1.6%
Carnival Corporation ............................       50,000         2,003,000
                                                                   -------------
REAL ESTATE INVESTMENT TRUSTS--8.1%
Annaly Capital Management, Inc. .................      110,000         1,959,100
CapitalSource, Inc. .............................      220,000         3,379,200
iStar Financial, Inc. ...........................       80,000         1,529,600
Liberty Property Trust ..........................       60,000         2,130,000
MFA Mortgage Investments, Inc. ..................      106,700           775,709
                                                                   -------------
                                                                       9,773,609
                                                                   -------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       16
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2008

                                                      NUMBER OF        MARKET
                                                       SHARES          VALUE
                                                    ------------   -------------
COMMON STOCK (CONTINUED)
TELECOMMUNICATIONS--12.5%
AT&T, Inc. ......................................      130,000     $   5,187,000
Citizens Communications Company .................      200,000         2,332,000
Consolidated Communications Holdings, Inc........      110,824         1,662,360
Fairpoint Communications, Inc. ..................      200,000         1,800,000
Verizon Communications, Inc. ....................       40,000         1,538,800
Windstream Corporation ..........................      200,000         2,668,000
                                                                   -------------
                                                                      15,188,160
                                                                   -------------
TRADING COMPANIES & DISTRIBUTORS--1.6%
Aircastle Limited ...............................      150,000         1,924,500
                                                                   -------------
TRANSPORTATION--2.8%
FreeSeas Inc. ...................................      126,949           889,912
General Maritime Corporation ....................       75,000         2,117,250
K-Sea Transportation Partners LP (a) ............       10,000           348,100
                                                                   -------------
                                                                       3,355,262
                                                                   -------------
UTILITIES--6.1%
Kinder Morgan Energy Partners LP (a) ............       45,000         2,617,650
ONEOK Partners LP (a) ...........................       50,900         3,122,206
Southern Company ................................       10,000           362,000
TEPPCO Partners LP (a) ..........................       34,800         1,239,924
                                                                   -------------
                                                                       7,341,780
                                                                   -------------
TOTAL COMMON STOCK (COST $114,221,672) ..........                     99,107,330
                                                                   -------------
PREFERRED TERM SECURITIES+ (d)--8.5%
Alesco Preferred Funding IX, 06/23/36 ...........       10,000            50,000
Alesco Preferred Funding X, 09/23/36 ............       10,000            50,000
Alesco Preferred Funding XI, 12/23/36 ...........        5,000           175,000
Alesco Preferred Funding XII, 07/15/37 ..........        5,000           150,000
Alesco Preferred Funding XIII, 09/23/37 .........        2,500            75,000
Alesco Preferred Funding XIV, 03/15/37 ..........        5,000            25,000
Alesco Preferred Funding XV, 12/23/37 ...........        2,500           155,000
Alesco Preferred Funding XVI, 03/23/38 ..........        5,000           200,000
I-Preferred Term Securities IV, 06/24/34 ........       10,000           790,000
Preferred Term Securities IV, 12/23/31 ..........       20,000           599,800
Preferred Term Securities XIII, 09/23/37 ........       10,000           740,000
Preferred Term Securities XIV, 06/24/34 .........       20,000         1,405,000
Preferred Term Securities XV, 09/24/34 ..........       20,000         1,547,600

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       17
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2008

                                                      NUMBER OF        MARKET
                                                       SHARES          VALUE
                                                    ------------   -------------
PREFERRED TERM SECURITIES+ (d) (CONTINUED)
Preferred Term Securities XVI, 03/23/35 .........        10,000    $     724,500
Preferred Term Securities XVII, 09/23/35 ........         6,000          231,540
Preferred Term Securities XVIII, 06/23/35 .......        10,000          576,700
Preferred Term Securities XIX, 12/22/35 .........        10,000          595,000
Preferred Term Securities XX, 03/22/38 ..........        10,000          605,000
Preferred Term Securities XXI, 03/22/38 .........        10,000          577,500
Preferred Term Securities XXII, 03/22/37 ........        10,000          200,000
Preferred Term Securities XXIII, 12/22/36 .......         5,000          216,250
Preferred Term Securities XXIV, 03/22/37 ........         5,000          300,650
Preferred Term Securities XXV, 06/22/37 .........         5,000          378,750
Taberna Preferred Funding II Limited, 06/30/35 ..         5,000            5,000
                                                                   -------------
TOTAL PREFERRED TERM SECURITIES
   (COST $16,495,651) ...........................                     10,373,290
                                                                   -------------
CONVERTIBLE PREFERRED STOCK--0.5%
FINANCIAL--0.5%
ACE Limited, 7.800% .............................        26,025          650,625
                                                                   -------------
TOTAL CONVERTIBLE PREFERRED STOCK
   (COST $663,297) ..............................                        650,625
                                                                   -------------
PREFERRED STOCK--2.5%
FINANCIAL--1.8%
Aspen Insurance Holdings Limited ................        20,000          970,000
Solar Cayman Limited*+ ..........................        80,000        1,208,000
                                                                   -------------
                                                                       2,178,000
                                                                   -------------
REAL ESTATE INVESTMENT TRUSTS--0.7%
FelCor Lodging Trust, Inc .......................        40,000          815,600
                                                                   -------------
TOTAL PREFERRED STOCK (COST $3,346,490) .........                      2,993,600
                                                                   -------------

                                                      PRINCIPAL
                                                       AMOUNT
                                                    ------------
CORPORATE NOTES/BONDS--47.3%
AUTOMOTIVE--1.4%
Lear Corporation, Series B
   8.750%, 12/01/16 .............................   $    885,000         807,563
TRW Automotive, Inc.+
   7.250%, 03/15/17 .............................      1,000,000         940,000
                                                                   -------------
                                                                       1,747,563
                                                                   -------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       18
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2008

                                                      PRINCIPAL       MARKET
                                                       AMOUNT          VALUE
                                                    ------------   -------------
CORPORATE NOTES/BONDS (CONTINUED)
BASIC INDUSTRY--3.2%
Blount, Inc.
   8.875%, 08/01/12 .............................   $    750,000   $     765,000
H&E Equipment Services, Inc.
   8.375%, 07/15/16 .............................      1,175,000       1,028,125
Lamar Media Corporation
   6.625%, 08/15/15 .............................      1,000,000         947,500
Trimas Corporation
   9.875%, 06/15/12 .............................      1,272,000       1,189,320
                                                                   -------------
                                                                       3,929,945
                                                                   -------------
BROADCASTING--1.1%
Allbritton Communications Company
   7.750%, 12/15/12 .............................      1,315,000       1,324,863
                                                                   -------------

BUILDING MATERIALS--1.6%
Gibraltar Industries, Inc.
   8.000%, 12/01/15 .............................      1,340,000       1,132,300
WII Components, Inc.
   10.000%, 02/15/12 ............................      1,000,000         855,000
                                                                   -------------
                                                                       1,987,300
                                                                   -------------

CABLE TELEVISION--4.1%
CSC Holdings, Inc.
   7.875%, 02/15/18 .............................      1,285,000       1,233,600
DIRECTV Holdings LLC
   6.375%, 06/15/15 .............................        750,000         715,312
Echostar DBS Corporation
   6.625%, 10/01/14 .............................      1,000,000         945,000
Mediacom Broadband LLC
   8.500%, 10/15/15 .............................      1,250,000       1,140,625
Quebecor Media, Inc.
   7.750%, 03/15/16 .............................        895,000         881,575
                                                                   -------------
                                                                       4,916,112
                                                                   -------------
CHEMICALS--3.9%
Chemtura Corporation
   6.875%, 06/01/16 .............................      1,000,000         935,000
Ineos Group Holdings+
   8.500%, 02/15/16 .............................        820,000         641,650

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       19
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2008

                                                      PRINCIPAL        MARKET
                                                       AMOUNT          VALUE
                                                    ------------   -------------
CORPORATE NOTES/BONDS (CONTINUED)
CHEMICALS (CONTINUED)
Momentive Performance Materials, Inc.
   9.750%, 12/01/14 .............................   $  1,000,000   $     932,500
Nova Chemicals Corporation (b)
   5.953%, 11/15/13 .............................      1,300,000       1,124,500
Tronox Worldwide LLC
   9.500%, 12/01/12 .............................      1,285,000       1,047,275
                                                                   -------------
                                                                       4,680,925
                                                                   -------------
CONSUMER PRODUCTS--1.4%
Hanesbrands, Inc. (b)
   8.204%, 12/15/14 .............................      1,025,000         958,375
Levi Strauss & Company
   9.750%, 01/15/15 .............................        675,000         710,438
                                                                   -------------
                                                                       1,668,813
                                                                   -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.7%
Flextronics International Limited
   6.500%, 05/15/13 .............................        885,000         876,150
                                                                   -------------
ENERGY--4.7%
Cie Generale de Geophysique
   7.750%, 05/15/17 .............................      1,000,000       1,025,000
Cimarex Energy Company
   7.125%, 05/01/17 .............................        650,000         650,000
Complete Production Services, Inc.
   8.000%, 12/15/16 .............................        780,000         793,650
Copano Energy LLC
   8.125%, 03/01/16 .............................        935,000         965,387
Pioneer Natural Resources Company
   6.650%, 03/15/17 .............................      1,000,000         965,316
Plains Exploration & Production Company
   7.625%, 06/01/18 .............................      1,000,000       1,010,000
Range Resources Corporation
   7.500%, 05/15/16 .............................        250,000         256,250
                                                                   -------------
                                                                       5,665,603
                                                                   -------------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       20
                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2008

                                                      PRINCIPAL        MARKET
                                                       AMOUNT          VALUE
                                                    ------------   -------------
CORPORATE NOTES/BONDS (CONTINUED)
FINANCIAL--2.3%
Ford Motor Credit Company LLC
   7.000%, 10/01/13 .............................   $  1,950,000   $   1,641,588
GMAC LLC
   7.000%, 02/01/12 .............................      1,470,000       1,200,969
                                                                   -------------
                                                                       2,842,557
                                                                   -------------
GAMING--2.4%
Boyd Gaming Corporation
   7.125%, 02/01/16 .............................      1,100,000         866,250
MTR Gaming Group, Inc., Series B
   9.750%, 04/01/10 .............................        520,000         526,500
MTR Gaming Group, Inc.
   9.000%, 06/01/12 .............................        700,000         604,625
Seneca Gaming Corporation
   7.250%, 05/01/12 .............................      1,000,000         970,000
                                                                   -------------
                                                                       2,967,375
                                                                   -------------
HEALTHCARE--3.9%
Bio-Rad Laboratories, Inc.
   7.500%, 08/15/13 .............................      1,000,000       1,015,000
Hanger Orthopedic Group, Inc.
   10.250%, 06/01/14 ............................      1,000,000       1,035,000
HCA Inc.
   9.125%, 11/15/14 .............................      1,000,000       1,047,500
Iasis Healthcare Corporation
   8.750%, 06/15/14 .............................      1,000,000       1,032,500
Omnicare, Inc.
   6.875%, 12/15/15 .............................        650,000         606,125
                                                                   -------------
                                                                       4,736,125
                                                                   -------------
METALS & MINING--1.7%
Freeport-McMoRan Copper & Gold Inc.
   8.375%, 04/01/17 .............................      1,000,000       1,076,690
Steel Dynamics, Inc.
   6.750%, 04/01/15 .............................        945,000         928,463
                                                                   -------------
                                                                       2,005,153
                                                                   -------------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       21
                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2008

                                                      PRINCIPAL        MARKET
                                                       AMOUNT          VALUE
                                                    ------------   -------------
CORPORATE NOTES/BONDS (CONTINUED)
PAPER & FOREST PRODUCTS--3.1%
Abitibi-Consolidated, Inc.
   8.550%, 08/01/10 .............................   $    615,000   $     341,325
Bowater Canada Finance Corporation
   7.950%, 11/15/11 .............................        615,000         433,575
P H Glatfelter
   7.125%, 05/01/16 .............................      1,190,000       1,173,638
U.S. Corrugated
   10.000%, 06/01/13 ............................      1,000,000         750,000
Verso Paper Holdings LLC
   11.375%, 08/01/16 ............................      1,000,000       1,017,500
                                                                   -------------
                                                                       3,716,038
                                                                   -------------
PUBLISHING--0.6%
Idearc, Inc.
8.000%, 11/15/16 ................................      1,075,000         774,000
                                                                   -------------
REAL ESTATE MANAGEMENT--1.4%
Corrections Corp of America
   7.500%, 05/01/11 .............................        275,000         278,437
Geo Group, Inc.
   8.250%, 07/15/13 .............................      1,340,000       1,380,200
                                                                   -------------
                                                                       1,658,637
                                                                   -------------
RETAIL--3.2%
Autonation, Inc.
   7.000%, 04/15/14 .............................      1,000,000         951,250
Brown Shoe Company, Inc.
   8.750%, 05/01/12 .............................      1,200,000       1,194,000
Couche-Tard US LP
   7.500%, 12/15/13 .............................        400,000         407,000
Sonic Automotive, Inc., Series B
   8.625%, 08/15/13 .............................      1,390,000       1,355,250
                                                                   -------------
                                                                       3,907,500
                                                                   -------------
SERVICES--3.0%
Allied Security Escrow Corporation
   11.375%, 07/15/11 ............................      1,015,000         867,825
ARAMARK Corporation
   8.500%, 02/01/15 .............................      1,000,000       1,028,750

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       22
                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2008

                                                      PRINCIPAL        MARKET
                                                       AMOUNT          VALUE
                                                    ------------   -------------
CORPORATE NOTES/BONDS (CONTINUED)
SERVICES (CONTINUED)
Buhrmann US, Inc.
   8.250%, 07/01/14 .............................   $    620,000   $     591,325
KAR Holdings, Inc.
   8.750%, 05/01/14 .............................      1,270,000       1,187,450
                                                                   -------------
                                                                       3,675,350
                                                                   -------------
TELECOMMUNICATIONS--1.5%
Cincinnati Bell, Inc.
   8.375%, 01/15/14 .............................        960,000         960,000
Hughes Network Systems LLC
   9.500%, 04/15/14 .............................        855,000         867,825
                                                                   -------------
                                                                       1,827,825
                                                                   -------------
TRANSPORTATION--0.8%
Stena AB
   7.500%, 11/01/13 .............................        950,000         954,750
                                                                   -------------
UTILITIES--1.3%
Edison Mission Energy
   7.000%, 05/15/17 .............................        650,000         638,625
Elwood Energy LLC
   8.159%, 07/05/26 .............................        959,946         922,412
                                                                   -------------
                                                                       1,561,037
                                                                   -------------
TOTAL CORPORATE NOTES/BONDS (COST $60,318,107) ..                     57,423,621
                                                                   -------------

                                                      NUMBER OF
                                                       SHARES
                                                    ------------
CASH EQUIVALENT--4.1%
SEI Daily Income Trust, Prime Obligations Fund,
   C1 A shares, 2.460% (c) ......................      4,943,131       4,943,131
                                                                   -------------
TOTAL CASH EQUIVALENT (COST $4,943,131) .........                      4,943,131
                                                                   -------------
TOTAL INVESTMENTS--144.6% (COST $199,988,348) ...                    175,491,597
                                                                   -------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       23
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                           MAY 31, 2008

                                                      WRITTEN         MARKET
                                                     CONTRACTS         VALUE
                                                    ------------   ------------
COVERED CALL OPTIONS WRITTEN--(0.5)%
American Capital Strategies Limited,
   Expires: 06/21/08, Strike Price: $35..........        (472)     $     (7,080)
Annaly Capital Management, Inc., Expires:
   06/21/08, Strike Price: $17.50 ...............        (500)          (35,000)
AT&T, Inc., Expires: 06/21/08, Strike Price:
   $40...........................................        (513)          (38,475)
AT&T, Inc., Expires: 06/21/08, Strike Price:
   $42.50........................................        (787)           (7,870)
Bank of America Corporation, Expires: 06/21/08,
   Strike Price: $35.............................      (2,000)          (96,000)
Bristol-Myers Squibb Company, Expires: 06/21/08,
   Strike Price: $25.............................        (500)           (3,500)
Brookdale Senior Living, Inc., Expires: 07/19/08,
   Strike Price: $30.............................        (400)          (11,000)
CapitalSource, Inc., Expires: 06/21/08,
   Strike Price: $15.............................      (1,100)          (60,500)
CapitalSource, Inc., Expires: 07/19/08,
   Strike Price: $17.50..........................      (1,100)          (27,500)
Consolidated Communications Holdings, Inc.,
   Expires: 07/19/08, Strike Price: $17.50.......      (1,108)          (11,080)
Dow Chemical Company, Expires: 07/19/08,
   Strike Price: $45.............................        (750)          (11,250)
Exxon Mobil Corporation, Expires: 06/21/08,
   Strike Price: $95.............................        (400)          (11,200)
JPMorgan Chase & Company, Expires: 06/21/08,
   Strike Price: $47.50..........................        (500)           (9,000)
Kinder Morgan Energy Partners LP,
   Expires: 07/19/08, Strike Price: $62.50.......        (450)          (15,750)
Liberty Property Trust, Expires: 07/19/08,
   Strike Price: $40.............................        (600)          (13,500)
Occidental Petroleum Corporation, Expires:
   06/21/08, Strike Price: $100..................        (200)          (15,000)
Och-Ziff Capital Management Group LLC,
   Expires: 06/21/08, Strike Price: $25..........        (360)           (4,500)
Packaging Corp of America, Expires: 06/21/08,
   Strike Price: $25.............................        (300)          (37,500)
PHLX Bank Index, Expires: 06/21/08,
   Strike Price: $85.............................      (1,000)          (10,000)
Phillip Morris, Expires: 06/21/08,
   Strike Price: $55.............................      (1,000)          (10,000)
S&P 500 Index, Expires: 06/21/08,
   Strike Price: $1,445..........................        (200)          (93,800)

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       24
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                           MAY 31, 2008

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONCLUDED)

                                                       WRITTEN         MARKET
                                                      CONTRACTS        VALUE
                                                    ------------   ------------
COVERED CALL OPTIONS WRITTEN (CONTINUED)
US Bancorp, Expires: 06/21/08,
   Strike Price: $35.............................      (1,100)     $    (14,300)
Verizon Communications, Inc., Expires: 06/21/08,
   Strike Price: $40.............................        (400)          (11,200)
Waste Management, Inc., Expires: 06/21/08,
   Strike Price: $37.50..........................        (300)          (30,000)
                                                                   ------------
TOTAL COVERED CALL OPTIONS WRITTEN
   (PREMIUMS RECEIVED $1,779,739)................                      (585,005)
                                                                   ------------
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS--
   (44.1)%.......................................                   (53,583,217)
                                                                   ------------
NET ASSETS--100.0%...............................                  $121,323,375
                                                                   ============

*    Non-income producing security.

+ Securities are exempt from registration under Rule 144A of the Securities Act normally to qualified institutions. At May 31, 2008, these securities amounted to $13,825,940 or 11.4% of net assets.

(a) Securities considered Master Limited Partnerships. At May 31, 2008, these securities amounted to $21,392,298 or 17.6% of net assets.

(b) Variable rate security -- The rate reported on the Schedule of Investments is the rate in effect at May 31, 2008.

(c)  The rate shown is the 7-day effective yield as of May 31, 2008.

(d) Securities are considered illiquid. The total value of such securities as of May 31, 2008 was $10,373,290 or 8.5% of net assets.

LLC  Limited Liability Company

LP   Limited Partnership

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       25
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2008

STATEMENT OF ASSETS AND LIABILITIES
AS OF MAY 31, 2008 (UNAUDITED)

ASSETS:
Investments, at value (cost $199,988,348) (Note 1) ...................   $ 175,491,597
Cash .................................................................          17,574
Interest receivable ..................................................       1,402,474
Receivable for securities sold .......................................         155,500
Dividends receivable .................................................         112,187
Prepaid expenses and other assets ....................................          60,075
                                                                         -------------
      Total assets ...................................................     177,239,407
                                                                         -------------
LIABILITIES:
Commercial paper (Note 4) ............................................      54,943,090
Covered call options written, at value
   (premiums received--$1,779,739) (Note 1) ..........................         585,005
Payable for investment management fees (Note 2) ......................         128,397
Payable for securities purchased .....................................          46,565
Payable for administration fees (Note 2) .............................          15,106
Accrued expenses and other liabilities ...............................         197,869
                                                                         -------------
      Total liabilities ..............................................      55,916,032
                                                                         -------------
NET ASSETS ...........................................................   $ 121,323,375
                                                                         =============
NET ASSETS CONSIST OF:
   Common Stock, $0.01 par value (authorized 100,000,000 shares) .....   $     169,060
   Additional paid-in capital ........................................     185,703,705
   Distributions in excess of net investment income ..................        (182,349)
   Accumulated net realized losses on investments and options ........     (41,065,024)
   Net unrealized depreciation on investments and options ............     (23,302,017)
                                                                         -------------
NET ASSETS ...........................................................   $ 121,323,375
                                                                         =============
NET ASSET VALUE PER SHARE:
   $121,323,375 / 16,905,967 shares of Common Stock issued
      outstanding ....................................................   $        7.18
                                                                         =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       26
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2008

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED
MAY 31, 2008 (UNAUDITED)

INVESTMENT INCOME:
Dividends ......................................................   $  5,201,126
Interest .......................................................      2,572,574
                                                                   ------------
      Total investment income ..................................      7,773,700
                                                                   ------------
EXPENSES:
Investment management fees (Note 2) ............................        859,954
Commercial paper fees ..........................................        137,413
Administration fees (Note 2) ...................................         90,524
Professional fees ..............................................         88,079
Printing and shareholder reports ...............................         45,000
Transfer agent fees ............................................         20,170
Registration fees ..............................................         13,365
Directors' fees and Custodian fees .............................          9,692
Insurance fees .................................................          8,808
Other operating expenses .......................................         11,845
                                                                   ------------
   Total operating expenses ....................................      1,297,631
                                                                   ------------
Interest Expense (Note 4) ......................................      1,022,368
                                                                   ------------
   Total expenses ..............................................      2,319,999
      Less: Investment management fees waived (Note 2) .........        (90,497)
                                                                   ------------
      Net expenses .............................................      2,229,502
                                                                   ------------
      NET INVESTMENT INCOME ....................................      5,544,198
                                                                   ------------
REALIZED AND UNREALIZED LOSSES ON INVESTMENTS:
Net realized loss on investments ...............................     (7,643,142)
Net realized gain on written call options ......................      3,982,233
Change in net unrealized depreciation
   on investments and written call options .....................    (10,906,077)
                                                                   ------------
Net realized and unrealized loss on investments
   and written call options ....................................    (14,566,986)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........   $ (9,022,788)
                                                                   ============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       27
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2008

STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED
MAY 31, 2008 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
   Net decrease in net assets resulting from operations ...........   $ (9,022,788)
   Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
      Purchase of long-term portfolio investments .................    (45,912,225)
      Proceeds from sales of long-term portfolio investments ......     44,942,741
      Purchase of short-term portfolio investments ................    (39,682,946)
      Proceeds from sales of short-term portfolio investments .....     36,493,605
      Realized gain on written call options .......................     (3,982,233)
      Premiums received from options written ......................     10,652,876
      Premiums paid to closed options .............................     (5,342,424)
      Amortization of premiums on investments .....................           (381)
      Realized losses from security transactions ..................      7,920,318
      Change in unrealized depreciation from security
         transactions ............................................      10,906,077
      Decrease in interest receivable .............................        101,148
      Decrease in dividends receivable ............................         89,700
      Decrease in receivable for securities sold ..................        246,250
      Decrease in prepaid expenses and other assets ...............         45,521
      Decrease in payable for securities purchased ................         46,565
      Decrease in payable for investment management fees ..........         (6,811)
      Decrease in payable for administration fees .................           (801)
      Decrease in payable to custodian ............................         (1,268)
      Decrease in accrued expenses and other liabilities ..........        (20,637)
                                                                      ------------
         Net cash provided by operating activities ................      7,472,287
                                                                      ------------
CASH FLOWS FROM FINANCING ACTIVITIES
   Reinvestment of dividends resulting in the issuance
      of common stock transactions ................................     (7,607,685)
   Increase in commercial paper, at value .........................        152,972
                                                                      ------------
         Net cash used in financing activities ....................     (7,454,713)
                                                                      ------------
         Net increase in cash .....................................         17,574
CASH
Cash at beginning of period .......................................             --
                                                                      ------------
Cash at end of period .............................................   $     17,574
                                                                      ============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       28
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2008

STATEMENT OF CHANGES IN NET ASSETS

                                                     FOR THE SIX     FOR THE
                                                    MONTHS ENDED    YEAR ENDED
                                                    MAY 31, 2008   NOVEMBER 30,
                                                     (UNAUDITED)       2007
                                                    ------------   ------------
OPERATIONS:
   Net investment income ........................   $  5,544,198   $ 13,531,811
   Net realized loss on investments .............     (7,643,142)       (92,556)
   Net realized gain on written call options ....      3,982,233      2,171,032
   Change in net unrealized depreciation
      on investments and written call options ...    (10,906,077)   (24,015,402)
                                                    ------------   ------------
Net decrease in net assets resulting
   from operations ..............................     (9,022,788)    (8,405,115)
                                                    ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ........................     (7,607,685)   (14,219,577)
   Tax return of capital ........................             --       (825,229)
                                                    ------------   ------------
Net decrease in net assets resulting from
   dividends and distributions ..................     (7,607,685)   (15,044,806)
                                                    ------------   ------------
CAPITAL STOCK TRANSACTIONS:
Reinvestment of dividends resulting in the
   issuance of Common Stock transactions ........             --        790,866
                                                    ------------   ------------
Total decrease in net assets ....................    (16,630,473)   (22,659,055)
                                                    ------------   ------------
NET ASSETS:
   Beginning of period ..........................    137,953,848    160,612,903
                                                    ------------   ------------
   End of period
      (including distributions in excess of
      net investment income $(182,349) and
      undistributed net investment
      income of $1,881,138, respectively) .......   $121,323,375   $137,953,848
                                                    ============   ============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       29
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2008

FINANCIAL HIGHLIGHTS

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS

                                                                     FOR THE
                                                                    SIX MONTHS      FOR THE
                                                                       ENDED       YEAR ENDED
                                                                   MAY 31, 2008   NOVEMBER 30,
                                                                    (UNAUDITED)       2007
                                                                   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD ...........................    $   8.16        $   9.55
                                                                    --------        --------
INCOME/GAIN FROM INVESTMENT OPERATIONS: (1)
   Net investment income .......................................        0.33            0.80
   Net realized and unrealized loss on
      investment transactions and options ......................       (0.86)          (1.30)
                                                                    --------        --------
      Total from investment operations .........................       (0.53)          (0.50)
                                                                    --------        --------
LESS DIVIDENDS:
   Dividends from net investment income ........................       (0.45)          (0.84)
   Tax return of capital .......................................          --           (0.05)
                                                                    --------        --------
      Total dividends ..........................................       (0.45)          (0.89)
                                                                    --------        --------
NET ASSET VALUE, END OF PERIOD .................................    $   7.18        $   8.16
                                                                    ========        ========
MARKET VALUE, END OF PERIOD ....................................    $   7.13        $   7.35
                                                                    ========        ========
TOTAL RETURN BASED ON: (2)
   Net asset value .............................................       (6.47)%         (6.05)%
                                                                    ========        ========
   Market value ................................................        3.57%         (17.19)%
                                                                    ========        ========
RATIOS AND SUPPLEMENTAL DATA: (3)
   Net assets, end of period (000 omitted) .....................    $121,323        $137,953
                                                                    ========        ========
   Total expenses including waiver of fees (5) .................        2.47%           2.69%
   Total expenses excluding waiver of fees (5) .................        2.57%           2.79%
   Total operating expenses including waiver of fees (4) (5) ...        1.19%           1.15%
   Total operating expenses excluding waiver of fees (4) (5) ...        1.29%           1.26%
   Commercial paper fees and interest expense (5) ..............        1.29%           1.53%
   Net investment income including waiver of fees (5) ..........        6.14%           6.33%
   Portfolio turnover ..........................................          25%             74%

LEVERAGE ANALYSIS:
   Aggregate amount outstanding at end of period
      (000 omitted) ............................................    $ 55,000        $ 55,000
   Average daily balance of amortized cost of commercial
      paper outstanding (000 omitted) ..........................    $ 54,791        $ 54,790
   Asset coverage per $1,000 at end of period ..................    $  3,892        $  3,903

----------
(1)  Based on average shares outstanding.

(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns based on market value, which can be significantly greater or less than the net asset value, may result in substantially different returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

(3) Ratios are stated as a percentage of managed net assets which includes any liabilities constituting indebtedness in connection with financial leverage.

(4)  Exclusive of commercial paper fees and interest expense.

(5)  Annualized.

Amounts designated as "--" are $0 or have been rounded to $0.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       30
                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                           MAY 31, 2008

                                                                   FOR THE YEARS ENDED
                                                                        NOVEMBER 30,
                                                                   -------------------
                                                                     2006       2005
                                                                   --------   --------
NET ASSET VALUE, BEGINNING OF YEAR .............................   $   8.65   $   8.96
                                                                   --------   --------
INCOME/GAIN FROM INVESTMENT OPERATIONS: (1)
   Net investment income .......................................       0.63       0.61
   Net realized and unrealized gain on
      investment transactions and options ......................       1.20       0.08
                                                                   --------   --------
      Total from investment operations .........................       1.83       0.69
                                                                   --------   --------
LESS DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment income ........................      (0.93)     (0.53)
   Distributions in excess .....................................         --      (0.01)
   Tax return of capital .......................................         --      (0.46)
                                                                   --------   --------
      Total dividends and distributions ........................      (0.93)     (1.00)
                                                                   --------   --------
NET ASSET VALUE, END OF YEAR ...................................   $   9.55   $   8.65
                                                                   ========   ========
MARKET VALUE, END OF YEAR ......................................   $   9.78   $  10.70
                                                                   ========   ========
TOTAL RETURN BASED ON: (2)
   Net asset value .............................................      22.51%      8.19%
                                                                   ========   ========
   Market value ................................................       0.36%     18.14%
                                                                   ========   ========
RATIOS AND SUPPLEMENTAL DATA: (3)
   Net assets, end of year (000 omitted) .......................   $160,613   $144,352
                                                                   ========   ========
   Total expenses including waiver of fees .....................       2.59%      2.90%
   Total expenses excluding waiver of fees .....................       2.68%      3.04%
   Total operating expenses including waiver of fees (4) .......       1.13%      1.59%
   Total operating expenses excluding waiver of fees (4) .......       1.24%      1.73%
   Commercial paper fees and interest expense ..................       1.44%      1.31%
   Net investment income including waiver of fees ..............       5.07%      7.00%
   Portfolio turnover ..........................................         96%        80%

LEVERAGE ANALYSIS:
   Aggregate amount outstanding at end of year
      (000 omitted) ............................................   $ 55,000   $ 55,000
   Average daily balance of amortized cost of commercial
      paper outstanding (000 omitted) ..........................   $ 54,659   $ 54,794
   Asset coverage per $1,000 at end of year ....................   $  3,980   $  3,679

----------
(1)  Based on average shares outstanding.

(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns based on market value, which can be significantly greater or less than the net asset value, may result in substantially different returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

(3) Ratios are stated as a percentage of average weekly net assets which includes any liabilities constituting indebtedness in connection with financial leverage.

(4)  Exclusive of commercial paper fees and interest expense.

Amounts designated as "--" are $0 or have been rounded to $0.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       31
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2008

FINANCIAL HIGHLIGHTS (CONCLUDED)

                                                                   FOR THE YEARS ENDED
                                                                       NOVEMBER 30,
                                                                   -------------------
                                                                     2004       2003
                                                                   --------   --------
NET ASSET VALUE, BEGINNING OF YEAR .............................   $   8.52   $   7.47
                                                                   --------   --------
INCOME/GAIN FROM INVESTMENT OPERATIONS: (1)
   Net investment income .......................................       0.55       0.60
   Net realized and unrealized gain on
      investment transactions and options ......................       0.89       1.45
                                                                   --------   --------
      Total from investment operations .........................       1.44       2.05
                                                                   --------   --------
LESS DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment income ........................      (0.54)     (0.61)
   Distributions in excess .....................................      (0.46)        --
   Tax return of capital .......................................         --      (0.39)
                                                                   --------   --------
      Total dividends and distributions ........................      (1.00)     (1.00)
                                                                   --------   --------
NET ASSET VALUE, END OF YEAR ...................................   $   8.96   $   8.52
                                                                   ========   ========
MARKET VALUE, END OF YEAR ......................................   $  10.03   $   9.80
                                                                   ========   ========
TOTAL RETURN BASED ON: (2)
   Net asset value .............................................      18.01%     28.96%
                                                                   ========   ========
   Market value ................................................      14.02%     51.57%
                                                                   ========   ========
RATIOS AND SUPPLEMENTAL DATA: (3)
   Net assets, end of year (000 omitted) .......................   $148,144   $139,137
                                                                   ========   ========
   Total expenses including waiver of fees .....................       2.26%      2.40%
   Total expenses excluding waiver of fees .....................       2.40%      2.54%
   Total operating expenses including waiver of fees (4) .......       1.57%      1.57%
   Total operating expenses excluding waiver of fees (4) .......       1.71%      1.86%
   Commercial paper fees and interest expense ..................       0.69%      0.68%
   Net investment income including waiver of fees ..............       6.34%      7.58%
   Portfolio turnover ..........................................         99%        99%

LEVERAGE ANALYSIS:
   Aggregate amount outstanding at end of year
      (000 omitted) ............................................   $ 50,000   $ 50,000
   Average daily balance of amortized cost of commercial
      paper outstanding (000 omitted) ..........................   $ 54,052   $ 49,925
   Asset coverage per $1,000 at end of year ....................   $  3,680   $  3,838

----------
(1)  Based on average shares outstanding.

(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns based on market value, which can be significantly greater or less than the net asset value, may result in substantially different returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

(3) Ratios are stated as a percentage of average weekly net assets which includes any liabilities constituting indebtedness in connection with financial leverage.

(4)  Exclusive of commercial paper fees and interest expense.

Amounts designated as "--" are $0 or have been rounded to $0.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       32
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2008

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Chartwell Dividend and Income Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on April 6, 1998 and is registered under the Investment Company Act of 1940 as amended, (the "Act"), as a closed-end, diversified management investment company. Investment operations commenced on June 29, 1998. The Fund's primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION: Investment securities of the Fund that are listed on a securities exchange, except for debt securities, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Investment securities of the Fund that are quoted on the NASDAQ market system are valued at the official closing price, or if there is none, at the last sales price. If there is no reported sale, these securities and unlisted securities for which market quotations are not readily available are valued at last bid price. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. All securities and assets for which quotations are not readily available, of which there were none as of May 31, 2008, are valued in accordance with Fair Value Procedures established by the Board of Directors (the "Board"). The Fund's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by


                                       33
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2008

the Fund's Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include, among other things: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Financial Accounting Standards Board (FASB) STATEMENT OF FINANCIAL ACCOUNTING STANDARDS (SFAS) No. 157 is effective for the Fund's financial statements issued after December 1, 2007. SFAS No. 157 defines fair value, establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under SFAS No. 157 are described below:

     - Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

     - Level 2 -- Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

     - Level 3 -- Significant unobservable prices or inputs (including the Fund's own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

As required by SFAS No.157, investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs and may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The following table sets forth information about the level


                                       34
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2008

within the fair value hierarchy at which the Fund's investments are measured at May 31, 2008:

                   INVESTMENTS IN   OTHER FINANCIAL
VALUATION INPUTS     SECURITIES       INSTRUMENTS*
----------------   --------------   ---------------
Level 1             $107,558,187       $(585,005)
Level 2               55,663,620              --
Level 3               12,269,790              --
                    ------------       ---------
   TOTAL            $175,491,597       $(585,005)
                    ============       =========

*    OTHER FINANCIAL INSTRUMENTS ARE WRITTEN COVERED CALL OPTIONS.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

                                                   INVESTMENTS IN
                                                     SECURITIES
                                                   --------------
BALANCE AS OF 11/30/07                              $17,320,680
Realized gain/(loss)                                 (1,676,077)
Change in unrealized appreciation/(depreciation)     (2,330,913)
Net purchase/(sales)                                   (267,800)
Net transfers in and/or out of Level 3                 (776,100)
                                                    -----------
BALANCE AS OF 5/31/08                               $12,269,790
                                                    ===========

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

CASH AND CASH EQUIVALENTS: Idle cash is swept into various money market funds and is classified as cash equivalents on the Schedule of Investments. Amounts invested are generally available on the same business day.

WRITTEN OPTIONS: When the Fund writes a covered call option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written.

When a covered written call option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the call option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. When a covered written call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (called) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option.


                                       35
                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2008

DIVIDENDS AND DISTRIBUTIONS: The Fund will declare and pay dividends to shareholders on a monthly basis. Net long-term capital gains, if any, in excess of capital loss carryforwards are distributed to shareholders annually. Dividends from net investment income and capital gain distributions, if any, are determined in accordance with U.S. Federal income tax regulations, which may differ from generally accepted accounting principles. Dividends and distributions, if any, to shareholders are recorded on the ex-dividend date.

The Fund currently intends to distribute a monthly fixed amount to shareholders. The Fund's final distribution for each calendar year may exceed that amount, however, to the extent necessary for the Fund to have distributed all of its net investment company taxable income and net capital gains recognized during the year, if any. If, for any calendar year, the total distributions exceed current and accumulated earnings and profit, the excess, distributed from the Fund's assets, will generally be treated as a tax-free return of capital and will result in a reduction in the shareholder's basis. The Board reserves the right to change the aforementioned dividend policy from time to time.

BORROWINGS: The Fund issues short-term commercial paper at a discount from par. The discount is amortized to interest expense over the life of the commercial paper using the straight-line method.

ILLIQUID SECURITIES: A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of the Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis.

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Fund accretes original issue discount on securities using the effective interest method.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS ("REITS"): With respect to the Fund, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.


                                       36
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2008


INVESTMENTS IN PREFERRED TERM SECURITIES ("PTSS"): The Fund invests in Preferred Term Securities, a type of collateralized debt obligation ("CDO"). A PTS is a trust collateralized by a pool of capital securities of affiliated holding corporations, typically of, but not limited to, smaller to medium sized banks and insurance companies.

The income tranche of these securities, owned by the Fund, receives residual cash disbursements after the senior tranches are paid a stated rate of interest. Dividend income from these securities is recorded based on anticipated cash flows and the internal rate of return of each PTS. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each PTS quarterly, and may differ from the estimated amounts.

In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), PTSs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in PTSs that are subordinate to other classes; and (iv) the complex structure of the security may produce disputes with the issuer or unexpected investment results.

NOTE 2. INVESTMENT MANAGEMENT, ADMINISTRATION, CUSTODIAN AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment management agreement with the Manager. The Manager manages the Fund's portfolio and makes investment decisions. For these services, the Fund pays the Manager a monthly fee at an annual rate of 0.95% of the Fund's Managed Assets. "Managed Assets" are the average weekly value of the Fund's total assets minus the sum of the Fund's liabilities, excluding debt related to leveraging, short-term debt and the aggregate liquidation preference of any outstanding preferred stock. The Manager has agreed to limit the investment management fee paid to it by the Fund to 0.85% of the Fund's Managed Assets. This waiver is voluntary and may be changed at any time.

The Fund has entered into an administration agreement with SEI Investments Global Funds Services (the "Administrator"). Under such agreement, the Administrator performs or arranges for the performance of certain administrative services necessary for the operation of the Fund. The Fund pays a fee to the Administrator based on the Fund's Managed Assets according to the following rates: 0.10% on the first $250 million of such Managed Assets and 0.09% on such Managed Assets in excess of $250 million, subject to a minimum annual fee of $180,000.


                                       37
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2008

Certain officers and/or directors of the Fund are officers and/or directors of the Manager. The Fund pays each director, who is not an "affiliated person" as defined in the Act (a "Disinterested Director"), a fee of $2,000 for each regular Board Meeting attended, $750 for each special Board Meeting attended, plus $1,000 per year for audit committee members. Each Disinterested Director is reimbursed for reasonable out-of-pocket expenses associated with attending Board and Committee Meetings.

For the six months ended May 31, 2008, the Fund incurred a legal expense of $56,829 for services provided by Drinker Biddle & Reath LLP, counsel for the Fund. A partner of the firm is an officer of the Fund.

U.S. Bank serves as the custodian for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

NOTE 3. PURCHASE AND SALES OF INVESTMENTS

For the six months ended May 31, 2008, purchases and sales of investments, excluding short-term investments, totaled $45,912,225 and $45,173,920, respectively.

The following table summarizes the Fund's call options written for the six months ended May 31, 2008:

                                             NUMBER OF
                                             CONTRACTS     PREMIUMS
                                             ---------   -----------
Options outstanding, November 30, 2007 ...     11,010    $   889,095
Options written ..........................     87,210     10,652,876
Options expired ..........................    (39,273)    (3,285,762)
Options exercised ........................     (4,794)      (437,575)
Options closed ...........................    (37,613)    (6,038,895)
                                              -------    -----------
Options outstanding, May 31, 2008 ........     16,540    $ 1,779,739
                                              =======    ===========

NOTE 4. COMMERCIAL PAPER

As of May 31, 2008, $55,000,000 of commercial paper was outstanding with an amortized cost of $54,945,410. The average discount rate of commercial paper outstanding at May 31, 2008, was 2.48%. The average daily balance of commercial paper outstanding for the six months ended May 31, 2008, was $54,790,972 at a weighted average discount rate of 2.48%. The maximum face amount of commercial paper outstanding at any time during the six months ended May 31, 2008, was $55,000,000. In conjunction with the issuance of the commercial paper, the Fund has entered into a line of credit arrangement with a bank for $30,000,000. Interest on borrowing is based on market rates in effect at the time of borrowing. The commitment fee is computed at the rate of 0.30% per annum on the unused balance. There were no borrowings under this arrangement during the six months ended May 31, 2008.


                                       38
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2008

NOTE 5. CAPITAL STOCK

There are 100,000,000 shares of $0.01 par value common stock authorized. Of the 16,905,967 shares of common stock outstanding at May 31, 2008, the Manager owned 19,190 shares.

For the six months ended May 31, 2008 and the year ended November 30, 2007, the Fund issued 0 and 81,104 shares, respectively, in connection with the Fund's dividend reinvestment plan.

NOTE 6. MARKET AND CREDIT RISKS

The Fund may invest in high-yielding fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba1 or lower by Moody's. Investments in these higher-yielding securities may be accompanied by a greater degree of credit risk than higher-rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities. The Fund may invest up to 15% of its total assets in illiquid securities and other securities which may not be readily marketable. In addition, the Fund may purchase securities sold in reliance of Rule 144A of the Securities Act of 1933. The relative illiquidity of some of the Fund's portfolio securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the Fund to liquidate portfolio securities.

NOTE 7. FEDERAL TAX INFORMATION

It is the Fund's intention to continue to meet the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for Federal income or excise tax is required.

The tax character of dividends and distributions paid during the last two fiscal years were as follows:

         ORDINARY      RETURN
          INCOME     OF CAPITAL      TOTALS
       -----------   ----------   -----------
2007   $14,219,577    $825,229    $15,044,806
2006    15,574,045          --     15,574,045

As of November 30, 2007, the components of Distributable Earnings (Accumulated Losses) were as follows:

Capital loss carryforwards    $(39,309,030)
Post-October losses                (97,806)
Net unrealized depreciation    (10,393,220)
Other temporary differences      1,881,138
                              ------------
Total accumulated losses      $(47,918,918)
                              ============


                                       39
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2008

Post-October losses represent losses realized on investment transactions from November 1, 2007 through November 30, 2007, that in accordance with federal income tax regulations the Fund may elect to defer or treat as having arisen in the following fiscal year.

The following summarizes the capital loss carryforwards as of November 30, 2007. These capital loss carryforwards are available to offset future net capital gains.

     EXPIRING IN FISCAL YEAR          AMOUNT
     -----------------------       -----------
          2009                     $ 8,004,078
          2010                      30,533,344
          2011                         771,608
                                   -----------
Total capital loss carryforwards   $39,309,030
                                   ===========

During the year ended November 30, 2007, the Fund utilized $222,873 of capital loss carryforwards to offset capital gains.

The Federal tax cost as well as the aggregate gross unrealized appreciation and depreciation on investments excluding written options held by the Fund at May 31, 2008, were as follows:

Federal Tax Cost ..........................   $199,988,348
                                              ------------
Aggregate Gross Unrealized Appreciation ...      4,957,774
Aggregate Gross Unrealized Depreciation ...    (29,454,525)
                                              ------------
Net Unrealized Depreciation ...............   $(24,496,751)
                                              ============

NOTE 8. NEW ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the FASB released FASB INTERPRETATION NO. 48, "ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Based on its analysis, management has determined that the adoption of FIN 48 did not have a material impact to the Fund's financial statements upon adoption. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.


                                       40
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2008

In March 2008, FASB issued SFAS No. 161, DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. SFAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS No. 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance, and cash flows. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

NOTE 9. SUBSEQUENT EVENTS

The Board of the Fund declared the following dividends:

DECLARATION DATE      EX-DATE       RECORD DATE     PAYABLE DATE   DIVIDEND RATE
----------------   -------------   -------------   -------------   -------------
  June 2, 2008     June 17, 2008   June 19, 2008   June 30, 2008      $0.0750
  July 1, 2008     July 15, 2008   July 17, 2008   July 31, 2008       0.0750

NOTE 10. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.


                                       41
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2008

AUTOMATIC DIVIDEND REINVESTMENT PLAN (UNAUDITED)

Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless a shareholder otherwise elects, all dividend and capital gains distributions will be automatically reinvested in additional shares of common stock of the Fund by PFPC, Inc., as agent for shareholders in administering the Plan (the "Plan Agent"). Shareholders who elect not to participate in the Plan will receive all dividends and distributions in cash, paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by PFPC, Inc., as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to PFPC, Inc., as dividend paying agent, at the address set forth below.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date. Otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares a distribution, an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund or (ii) by purchase of outstanding shares of common stock on the open market on the NYSE or elsewhere. If on the payment date of the dividend, the net asset value per share of the common stock is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of common stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on the "ex-dividend" basis or in no event more than 30 days after the

                                       42
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2008

dividend payment date to invest the dividend amount in shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price of a share of common stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. The Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus


                                       43
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2008

commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at PFPC, Inc., P.O. Box 43027, Providence, RI 02940-3027, Attn: Closed-End Department.

FEDERAL TAX INFORMATION (UNAUDITED)

Information for Federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions for the six months ended May 31, 2008.

ADDITIONAL INFORMATION (UNAUDITED)

During the period, there have been no material changes in the Fund's investment objective or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or By-Laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders. There have been no material changes in the principal risk factors associated with investment in the Fund.

EFFECTS OF LEVERAGE (UNAUDITED)

Leverage of $60 million in commercial paper was initially sold by the Fund on July 28, 1999. As of May 31, 2008, the Fund had $30 million outstanding at 2.60% per annum maturing on June 3, 2008, and $25 million at 2.55% per annum maturing on July 2, 2008. All interest rates include fees due to the broker-dealer. The Fund must experience an annual return of 0.81% to cover interest payments on the commercial paper.

The following table explains the potential effects of leverage on the equity returns of common shareholders:

Assumed return on portfolio
   (net of expenses) .........   (10.00)%  (5.00)%   0.00%  5.00%  10.00%
Corresponding return to common
   stockholder ...............   (15.77)%  (8.47)%  (1.18)% 6.11%  13.40%


                                       44
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2008

Assumes $120 million assets attributable to common shareholders; $55 million aggregate leverage with an average interest rate of 2.58%. All figures appearing above are hypothetical returns generated to assist investors in understanding the effects of leverage. Actual returns may be greater or less than those appearing in the table.

HOW TO OBTAIN A COPY OF THE FUND'S QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES

A description of the policies and procedures that are used by the Fund's investment adviser to vote proxies relating to the Fund's portfolio securities as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Fund toll-free at
(866) 585-6552; (ii) on the Fund's website at www.chartwellip.com; and (iii) on the SEC's website at http://www.sec.gov.

NEW YORK STOCK EXCHANGE CERTIFICATION

The Fund's President has certified to the New York Stock Exchange that, as of May 21, 2008, he was not aware of any violation by the Fund of the applicable NYSE Corporate Governance listing standards. In addition, the Fund has filed certifications of its principal executive officer and principal financial officer as exhibits to its reports on Form N-CSR filed with the Securities and Exchange Commission relating to the quality of the disclosures contained in such reports.


                                       45
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2008

CHARTWELL BOARD CONSIDERATIONS RELATING TO THE ADVISORY CONTRACT RENEWAL (UNAUDITED)

The Board of Directors of the Fund determined on April 30, 2008 whether to renew the Advisory Agreement with Chartwell Investment Partners, LP ("Chartwell Partners") (the "Agreement"). Prior to making its determination, the Board received detailed information from Chartwell Partners, including, among other things, information provided by Lipper, Inc. ("Lipper") comparing the performance of the Fund for the one, two, three, four and five year periods ended February 28, 2008 to the performance of an income and preferred stock universe selected by Lipper and a leveraged high yield universe selected by Lipper at the request of Chartwell Partners; advisory fee and other expense information for the Fund as compared to these peer groups; and information provided by Chartwell Partners responsive to requests by the Fund's independent counsel for certain information to assist the Board in its considerations. In addition, the Board reviewed a memorandum from its independent counsel detailing the Board's duties and responsibilities in considering renewal of the Agreement.

In reaching its decision to renew the Agreement, the Board, including a majority of the Directors who are not interested persons under the Investment Company Act of 1940 (the "Independent Directors"), considered, among other things: (i) the nature, extent and quality of Chartwell Partners' services provided to the Fund;
(ii) the experience and qualifications of the portfolio management team; (iii) its investment philosophy and process; (iv) Chartwell Partners' assets under management, client descriptions and performance record for each of its investment strategies; (v) its annual compliance summary; (vi) its soft dollar commission, broker selection, best execution and trade allocation policies;
(vii) current advisory fee arrangements with the Fund and its other clients;
(viii) Lipper information comparing the Fund's performance, advisory fee and expense ratio to that of its peer groups; (ix) Chartwell Partners' financial information and profitability analysis related to providing advisory services to the Fund, including the commission arrangement with Merrill Lynch; (x) any compensation and other possible benefits to Chartwell Partners arising from its advisory and other relationships with the Fund; and (xi) the extent to which economies of scale are relevant to the Fund. The Board noted, in particular the Fund's expenses relative to its peers and the impact of the commission arrangement with Merrill Lynch whereby Chartwell Partners has been paying the underwriter's commission in connection with the Fund's initial public offering on Chartwell Partners' profitability.


                                       46
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2008

During the course of its deliberations, the Board, including a majority of Independent Directors, reached the following conclusions, among others, regarding Chartwell Partners and the Agreement: the Fund's actual advisory fee and expense ratio are above average in comparison to those of its comparable Lipper peer groups and both are reflective of the unique and bifurcated investment style of the Fund; Chartwell Partners' fees for managing the Fund are reasonable as compared to fees it charges for managing assets for other clients and considering the unique investment strategy of the Fund; the Fund's performance is generally competitive (performance for certain periods was higher and for other periods was lower) with that of the comparable Lipper peer groups; the nature, extent and quality of services provided by Chartwell Partners in advising the Fund was satisfactory; the profits earned by Chartwell Partners seemed reasonable; and the benefits derived by Chartwell Partners from managing the Fund, including its use of soft dollars and the way it selects brokers, seemed reasonable. The Independent Directors discussed economies-of-scale, but noted that asset growth to achieve such economies was unlikely for a closed-end fund such as the Fund.

Based on the factors considered, the Board, including a majority of the Independent Directors, concluded that it was appropriate to renew the Agreement.


                                       47
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2008

SHAREHOLDER VOTING RESULTS (UNAUDITED)

The Annual Meeting of shareholders of the Chartwell Dividend and Income Fund, Inc. was held on April 30, 2008 at the offices of PFPC, Inc., 103 Bellevue Parkway, Wilmington, Delaware. The description of the proposal and number of shares voted at the meeting are as follows:

                                                 VOTES      VOTES    VOTES
                                                  FOR      AGAINST  WITHHELD
                                               ----------  -------  --------
To elect the following
directors to serve as the
Class III directors for a
three-year term expiring
in 2011:                   Winthrop S. Jessup  15,015,016     0      480,898
                           Marie D. Fairchild  14,992,731     0      503,183

Directors whose terms of office continue beyond this meeting are Kenneth F. Herlihy, Warren Ormerod and Bernard P. Schaffer.


                                       48
                                    CHARTWELL

                                      NOTES

                                      NOTES

                                      NOTES

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2008

DIRECTORS
Winthrop S. Jessup, Chairman
Marie D. Fairchild
Kenneth F. Herlihy
C. Warren Ormerod
Bernard P. Schaffer

OFFICERS
Winthrop S. Jessup, President
G. Gregory Hagar, Vice President, Treasurer, Chief Financial Officer and Chief Compliance Officer
Bernard P. Schaffer, Vice President
Kevin A. Melich, Vice President
Timothy J. Riddle, Vice President
Andrew S. Toburen, Vice President
Michael P. Malloy, Secretary
Maria E. Pollack, Assistant Secretary

INVESTMENT MANAGER
Chartwell Investment Partners, L.P.
1235 Westlakes Drive, Suite 400
Berwyn, PA 19312

ADMINISTRATOR
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

CUSTODIAN
U.S. Bank
Two Liberty Place
Philadelphia, PA 19102

TRANSFER AGENT
PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young, LLP
2001 Market Street, Suite 4000
Philadelphia, PA 19103

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th & Cherry Streets
Philadelphia, PA 19103

This report, including the financial statements herein, is transmitted to the shareholders of Chartwell Dividend and Income Fund, Inc. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results should not be considered a representation of future performance. Statements and other information contained in this report are as dated and are subject to change.

Past performance is no guarantee of future results. Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold. The investment adviser's commentaries included in this report contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management's predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

ITEM 2.    CODE OF ETHICS.

Not applicable for semi-annual report.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for semi-annual report.

ITEM 6.    SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for semi-annual report.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for semi-annual report.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors since the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A in its proxy statement filed with the Commission on April 2, 2008.


ITEM 11.   CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the "1940 Act")) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures, required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are attached hereto as EX-99Cert.

(a)(3) Not applicable.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as EX-99.906Cert.


--------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)                            Chartwell Dividend and Income Fund, Inc.


By (Signature and Title)*               /s/ Winthrop S. Jessup
                                        Winthrop S. Jessup, President
                                        (Principal Executive Officer)


Date: August 1, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


(Registrant)                            Chartwell Dividend and Income Fund, Inc.


By (Signature and Title)*               /s/ Winthrop S. Jessup
                                        Winthrop S. Jessup, President
                                        (Principal Executive Officer)


Date: August 1, 2008


By (Signature and Title)*               /s/ G. Gregory Hagar
                                        G. Gregory Hagar, Vice President and CFO
                                        (Principal Financial Officer)


Date: August 1, 2008

* Print the name and title of each signing officer under his or her signature.